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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 15, 2004

                              GLACIER BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

             Montana                    000-18911              81-0519541
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  (State or other jurisdiction        (Commission          (I.R.S. Employer
        of incorporation)             File Number)        Identification No.)

          49 Commons Loop Kalispell, Montana                     59901
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       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (406) 756-4200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

        On December 15, 2004, Glacier Bancorp, Inc., Kalispell, Montana ("Glacier") entered into a Plan and Agreement of Merger (the "Merger Agreement") with Citizens Bank Holding Company (the "Company") and its subsidiary, Citizens Community Bank (the "Bank"). Under the terms of the Merger Agreement, the Company will merge with and into Glacier, and the Bank will remain as a wholly owned subsidiary of Glacier.

        Effective at the time of the merger, each outstanding share of Company common stock will be converted into the right to elect, within certain parameters: (i) cash, (ii) shares of Glacier common stock, or (iii) a combination of cash and shares of Glacier common stock. Combining the cash and stock consideration, the aggregate purchase price is $17.2 million. The merger is structured so that Glacier will pay 50% of the total consideration in cash and 50% in shares of Glacier common stock.

        Consummation of the transaction is subject to several conditions, including receipt of applicable regulatory approvals and approval by the shareholders of the Company. For information regarding the terms of the proposed transaction, reference is made to the press release dated December 15, 2004, which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits.

99.1    Press Release dated December 15, 2004.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GLACIER BANCORP, INC.
                                           (Registrant)

Date December 15, 2004

                                           /s/ MICHAEL J. BLODNICK
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                                           Michael J. Blodnick
                                           President and Chief Executive Officer